                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             --------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): December 10, 1999
                                                     (December 2, 1999)


                                  CIBER, INC.
                                  -----------
             (Exact name of registrant as specified in its charter)


        Delaware                       0-23488               38-2046833
        --------                       -------               ----------
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)


            5251 DTC Parkway, Suite 1400, Englewood, Colorado 80111
            -------------------------------------------------------
             (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (303) 220-0100

                                  CIBER, Inc.
                  Information to be included in the Report

ITEM 7 (c). EXHIBITS.

1. News Release dated December 10, 1999 announcing the change in CIBER, Inc.'s fiscal year-end.

ITEM 8.  CHANGE IN FISCAL YEAR

    On December 2, 1999, CIBER, Inc.'s Board of Directors approved a change in the company's fiscal year-end from June 30 to December 31. This change will result in a six-month transition period ending December 31,1999 with the next full twelve-month fiscal year to commence on January 1, 2000.

    A Transition Report on Form 10-K will be filed with the Securities and Exchange Commission within 90 days following December 31, 1999.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CIBER, Inc.


Date: December 10, 1999                By: /s/ Christopher L. Loffredo
                                           -----------------------------
                                           Christopher L. Loffredo
                                           V.P./Chief Accounting Officer